Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2021 Financial Results

•	Diluted Earnings Per Common Share $1.52
•	Net Income $62.1 Million
•	Board of Directors Declares Dividend of $0.70 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 25, 2021) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.52 for the third quarter of 2021, compared with diluted earnings per common share of $1.68 in the previous quarter and $0.95 in the same quarter last year.  Net income for the third quarter of 2021 was $62.1 million, down 8.1% from the second quarter of 2021 and up 64.0% from the third quarter of 2020.

“Bank of Hawaii’s operating results were solid in the third quarter of 2021," said Peter Ho, Chairman, President, and CEO.  “Core consumer and commercial loan and deposit growth was strong in the quarter.  Credit quality in the quarter remained good.”

Financial Highlights

•	The return on average assets for the third quarter of 2021 was 1.07% compared with 1.23% in the previous quarter and 0.76% in the same quarter last year.

•	The return on average common equity for the third quarter of 2021 was 17.08% compared with 19.61% in the previous quarter and 11.01% in the same quarter last year.

•

Net interest income for the third quarter of 2021 was $126.8 million, an increase of 2.7% from the second quarter of 2021 and an increase of 2.1% from the third quarter of 2020.  Net interest margin was 2.32% in the third quarter of 2021, a decrease of 5 basis points from the previous quarter and 35 basis points from the same quarter last year.

o

The decrease in the net interest margin from prior year is largely due to higher levels of liquidity from continued strong deposit growth and lower interest rates, partially offset by higher fees from Paycheck Protection Program (“PPP”) loans, deployment of excess liquidity and core loan growth.

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Bank of Hawaii Corporation Third Quarter 2021 Financial Results	Page 2

•

The provision for credit losses for the third quarter of 2021 was a net benefit of $10.4 million compared with a net benefit of $16.1 million in the previous quarter and net expense of $28.6 million in the same quarter last year.

•	Noninterest income was $41.4 million in the third quarter of 2021, a decrease of 6.9% from the second quarter of 2021 and a decrease of 0.9% from the third quarter of 2020.
o	One-time items in the second quarter of 2021 included a gain of $3.7 million related to the sale of investment securities.

•	Noninterest expense was $96.5 million in the third quarter of 2021, flat to the second quarter of 2021 and an increase of 7.3% from the third quarter of 2020.
o

One-time significant items in the third quarter of 2021 included a gain of $6.3 million related to the sale of property partially offset by $3.8 million of fees related to the early termination of repurchase agreements and $1.2 million in severance.

o

One-time significant items in the second quarter of 2021 included fees related to the early termination of FHLB advances and repurchase agreements of $3.2 million offset by a gain on the sale of property of $3.1 million.

o	One-time significant items in the third quarter of 2020 included a gain of $1.9 million related to the sale of a branch building partially offset by $1.8 million in severance.

•	The efficiency ratio during the third quarter of 2021 was 57.38% compared with 57.47% in the previous quarter and 54.22% during the same quarter last year.
o	The increase in the efficiency ratio from prior year is driven by an increase in noninterest expense.

•	The effective tax rate for the third quarter of 2021 was 24.40% compared with 22.84% in the previous quarter and 20.09% during the same quarter last year.
o

The increase from same quarter prior year is primarily due to higher pretax book income compared to relatively stable tax adjustments and the delayed impact of the TCJA on the deductibility of deferred executive compensation.

Asset Quality

The Company’s overall asset quality continued to remain stable during the third quarter of 2021.

•

Total non-performing assets were $20.6 million at September 30, 2021, up $1.6 million from June 30, 2021 and $2.0 million from September 30, 2020.  Non-performing assets as percentage of total loans and leases and foreclosed real estate were 0.17% at the end of the quarter of 2021, up 1 basis point from the end of the prior quarter and the end of the same quarter last year.

•	Net loan and lease charge-offs during the third quarter of 2021 were $1.2 million or 0.04% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the third quarter of 2021 were comprised of charge-offs of $3.4 million partially offset by recoveries of $2.3 million.
o	Compared to the prior quarter, net loan and lease charge-offs were flat.
o	Compared to the third quarter of 2020, net loan and lease charge-offs increased by $2.7 million or 9 basis points annualized on total average loans and leases outstanding.

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Bank of Hawaii Corporation Third Quarter 2021 Financial Results	Page 3

•

The allowance for credit losses on loans and leases was $167.9 million at September 30, 2021, a decrease of $12.5 million from June 30, 2021 and $35.6 million from September 30, 2020.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.39% at the end of the quarter, down 11 basis points from the end of the prior quarter and 34 basis points from the end of the same quarter last year.

Balance Sheet

•	Total assets increased to a new record of $23.0 billion at September 30, 2021, an increase of 1.3% from June 30, 2021 and 14.2% from September 30, 2020.

•

The investment securities portfolio was $9.3 billion at September 30, 2021, up 9.2% from June 30, 2021 and 44.8% from September 30, 2020 due to growth in deposits that continued to outpace loan growth.

o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

•	Total loans and leases were $12.1 billion at September 30, 2021, an increase of 0.3% from June 30, 2021 and 2.4% from September 30, 2020.
o	Total loans excluding PPP loans were $11.8 billion at September 30, 2021, an increase of 2.4% from June 30, 2021 and an increase of 4.8% from September 30, 2020.

•	Total deposits were $20.5 billion at September 30, 2021, an increase of 1.6% from June 30, 2021 and an increase of 15.5% from September 30, 2020.

•	The Company early terminated $100.0 million of repurchase agreements in the third quarter of 2021.

Capital and Dividends

•	The Tier 1 Capital Ratio was 13.47% at September 30, 2021 compared with 13.87% at June 30, 2021 and 12.09% at September 30, 2020.
o	The increase from the same quarter in the prior year was driven by the issuance of preferred stock in the second quarter of 2021.

•	The Tier 1 Leverage Ratio was 7.10% at September 30, 2021 compared with 7.31% at June 30, 2021 and 6.81% at September 30, 2020.
o	The increase from the same quarter in the prior year was driven by the issuance of $180 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A in the second quarter of 2021.

•

The Company repurchased 241.3 thousand shares of common stock at a total cost of $20.0 million under its share repurchase program in the third quarter of 2021 at an average cost of $82.89 per share repurchased.

o	Total remaining buyback authority under the share repurchase program was $93.1 million at September 30, 2021.

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Bank of Hawaii Corporation Third Quarter 2021 Financial Results	Page 4

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on December 14, 2021 to shareholders of record at the close of business on November 30, 2021.

•

On October 5, 2021, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on November 1, 2021 to shareholders of record of the preferred stock at the close of business on October 18, 2021.

Conference Call Information

The Company will review its third quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com.

•	The webcast link is https://edge.media-server.com/mmc/p/3r3nw6ad
•

The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers.  Use the pass code “Bank of Hawaii” to access the call.

•

A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, October 25, 2021.  The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 6897518 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 and its Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
For the Period:
Operating Results
Net Interest Income	$126,819	$123,514	$124,166	$370,902	$376,823
Provision for Credit Losses [1]	(10,400)	(16,100)	28,600	(40,800)	102,600
Total Noninterest Income	41,378	44,431	41,734	128,779	139,151
Total Noninterest Expense	96,519	96,527	89,949	291,911	275,153
Net Income	62,053	67,533	37,840	189,535	111,490
Basic Earnings Per Common Share	1.53	1.69	0.95	4.73	2.81
Diluted Earnings Per Common Share	1.52	1.68	0.95	4.70	2.80
Dividends Declared Per Common Share	0.70	0.67	0.67	2.04	2.01

Performance Ratios
Return on Average Assets	1.07%	1.23%	0.76%	1.15%	0.78%
Return on Average Shareholders' Equity [8]	15.41	19.17	11.01	17.31	11.08
Return on Average Common Equity	17.08	19.61	11.01	18.10	11.08
Efficiency Ratio [2]	57.38	57.47	54.22	58.42	53.33
Net Interest Margin [3]	2.32	2.37	2.67	2.37	2.82
Dividend Payout Ratio [4]	45.75	39.64	70.53	43.13	71.53
Average Shareholders' Equity to Average Assets	6.95	6.40	6.93	6.63	7.06

Average Balances
Average Loans and Leases	$11,958,321	$12,096,308	$11,739,785	$12,002,426	$11,510,222
Average Assets	22,993,036	22,073,569	19,741,139	22,079,174	19,053,626
Average Deposits	20,473,777	19,698,285	17,270,206	19,619,053	16,591,640
Average Shareholders' Equity	1,598,076	1,412,924	1,367,756	1,463,566	1,344,402

Per Share of Common Stock
Book Value	$35.30	$34.80	$33.99	$35.30	$33.99
Tangible Book Value [8]	34.38	33.91	33.21	34.38	33.21
Market Value
Closing	82.17	84.22	50.52	82.17	50.52
High	87.12	95.95	61.94	99.10	95.53
Low	75.68	81.23	48.77	75.65	46.70

		September 30,	June 30,	March 31,	September 30,
		2021	2021	2020	2020
As of Period End:
Balance Sheet Totals
Loans and Leases		$12,072,750	$12,041,378	$11,940,020	$11,793,608
Total Assets		22,965,383	22,672,183	20,603,651	20,109,489
Total Deposits		20,493,678	20,169,709	18,211,621	17,738,883
Other Debt		10,414	10,437	60,481	60,502
Total Shareholders' Equity		1,597,109	1,583,531	1,374,507	1,361,739

Asset Quality
Non-Performing Assets		$20,620	$18,974	$18,481	$18,626
Allowance for Credit Losses - Loans and Leases		167,920	180,385	216,252	203,496
Allowance to Loans and Leases Outstanding [5]		1.39%	1.50%	1.81%	1.73%

Capital Ratios [6]
Common Equity Tier 1 Capital Ratio		12.02%	12.36%	12.06%	12.09%
Tier 1 Capital Ratio		13.47	13.87	12.06	12.09
Total Capital Ratio		14.72	15.13	13.31	13.35
Tier 1 Leverage Ratio		7.10	7.31	6.71	6.81
Total Shareholders' Equity to Total Assets		6.95	6.98	6.67	6.77
Tangible Common Equity to Tangible Assets [7,8]		6.04	6.06	6.53	6.63
Tangible Common Equity to Risk-Weighted Assets [7,8]		11.46	11.81	11.89	12.02

Non-Financial Data
Full-Time Equivalent Employees		2,049	2,085	2,022	2,038
Branches		54	54	65	67
ATMs		303	312	357	358

[1] Provision for Credit Losses for 2021 includes Provision for Unfunded Commitments and Accrued Interest Receivable, 2020 represents only Provisions for Loans and Leases.
[2] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[3] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[4] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[5] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[6] Regulatory capital ratios as of September 30, 2021 are preliminary.
[7] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. Tangible common equity is defined by the Company as common shareholders' equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.
See Table 2 “Reconciliation of Non-GAAP Financial Measures."
[8] Return on Average Common Equity was revised from 19.60% for the three months ended June 30, 2021, Tangible Common Equity to Tangible Asset was revised from 6.08% for the three months ended June 30, 2021, Tangible Common Equity to Risk-Weighted Assets was revised from 11.85% for the three months ended June30, 2021, and Tangible Book Value was revised from $34.02 for the three months ended June30, 2021.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020

Total Shareholders' Equity	$1,597,109	$1,583,531	$1,374,507	$1,361,739
Less: Preferred Stock	180,000	180,000	-	-
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,385,592	$1,372,014	$1,342,990	$1,330,222

Total Assets	$22,965,383	$22,672,183	$20,603,651	$20,109,489
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$22,933,866	$22,640,666	$20,572,134	$20,077,972

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements	$12,093,010	$11,614,522	$11,295,077	$11,068,888

Total Shareholders' Equity to Total Assets	6.95%	6.98%	6.67%	6.77%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.04%	6.06%	6.53%	6.63%

Tier 1 Capital Ratio	13.47%	13.87%	12.06%	12.09%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	11.46%	11.81%	11.89%	12.02%

Note: Risk-Weighted Assets and regulatory capital ratios as of September 30, 2021 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest Income
Interest and Fees on Loans and Leases	$100,570	$100,894	$103,189	$300,763	$319,027
Income on Investment Securities
Available-for-Sale	16,396	16,467	14,558	48,700	45,845
Held-to-Maturity	16,754	13,576	15,967	43,630	51,942
Deposits	2	-	3	9	13
Funds Sold	382	260	149	779	787
Other	159	182	151	526	494
Total Interest Income	134,263	131,379	134,017	394,407	418,108
Interest Expense
Deposits	3,837	4,152	5,891	12,318	28,105
Securities Sold Under Agreements to Repurchase	3,423	3,470	3,622	10,426	11,667
Funds Purchased	-	-	-	1	90
Short-Term Borrowings	-	-	1	-	62
Other Debt	184	243	337	760	1,361
Total Interest Expense	7,444	7,865	9,851	23,505	41,285
Net Interest Income	126,819	123,514	124,166	370,902	376,823
Provision for Credit Losses	(10,400)	(16,100)	28,600	(40,800)	102,600
Net Interest Income After Provision for Credit Losses	137,219	139,614	95,566	411,702	274,223
Noninterest Income
Trust and Asset Management	11,415	11,682	10,752	34,375	32,217
Mortgage Banking	3,136	3,058	4,047	12,056	11,020
Service Charges on Deposit Accounts	6,510	6,065	6,027	18,703	18,575
Fees, Exchange, and Other Service Charges	13,604	13,807	12,296	41,018	34,913
Investment Securities Gains (Losses), Net	(1,259)	2,423	(1,121)	(39)	11,125
Annuity and Insurance	735	911	881	2,348	2,692
Bank-Owned Life Insurance	1,897	2,063	1,806	5,877	5,035
Other	5,340	4,422	7,046	14,441	23,574
Total Noninterest Income	41,378	44,431	41,734	128,779	139,151
Noninterest Expense
Salaries and Benefits	56,447	56,161	51,951	168,859	157,129
Net Occupancy	3,079	5,047	7,281	17,216	24,997
Net Equipment	8,924	8,796	9,223	26,598	25,874
Data Processing	4,722	4,557	4,691	15,601	13,895
Professional Fees	2,948	3,114	2,743	9,468	9,012
FDIC Insurance	1,594	1,669	1,282	4,917	4,296
Other	18,805	17,183	12,778	49,252	39,950
Total Noninterest Expense	96,519	96,527	89,949	291,911	275,153
Income Before Provision for Income Taxes	82,078	87,518	47,351	248,570	138,221
Provision for Income Taxes	20,025	19,985	9,511	59,035	26,731
Net Income	$62,053	$67,533	$37,840	$189,535	$111,490
Preferred Stock Dividends	1,006	-	-	1,006	-
Net Income Available to Common Shareholders	$61,047	$67,533	$37,840	$188,529	$111,490
Basic Earnings Per Common Share	$1.53	$1.69	$0.95	$4.73	$2.81
Diluted Earnings Per Common Share	$1.52	$1.68	$0.95	$4.70	$2.80
Dividends Declared Per Common Share	$0.70	$0.67	$0.67	$2.04	$2.01
Basic Weighted Average Common Shares	39,881,437	39,902,583	39,745,120	39,870,450	39,710,252
Diluted Weighted Average Common Shares	40,080,919	40,122,905	39,869,135	40,088,899	39,872,406

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Net Income	$62,053	$67,533	$37,840	$189,535	$111,490
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(7,541)	(123)	(4,900)	(57,714)	44,389
Defined Benefit Plans	441	442	374	1,324	1,122
Other Comprehensive Income (Loss)	(7,100)	319	(4,526)	(56,390)	45,511
Comprehensive Income	$54,953	$67,852	$33,314	$133,145	$157,001

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020
Assets
Interest-Bearing Deposits in Other Banks	$2,188	$2,584	$1,646	$4,233
Funds Sold	422,063	909,730	333,022	736,524
Investment Securities
Available-for-Sale	4,353,520	4,522,941	3,791,689	3,190,313
Held-to-Maturity (Fair Value of $4,895,763; $3,965,117; $3,348,693; and $3,288,668)	4,899,880	3,947,613	3,262,727	3,198,830
Loans Held for Sale	21,965	47,490	82,565	-
Loans and Leases	12,072,750	12,041,378	11,940,020	11,793,608
Allowance for Credit Losses	(167,920)	(180,385)	(216,252)	(203,496)
Net Loans and Leases	11,904,830	11,860,993	11,723,768	11,590,112
Total Earning Assets	21,604,446	21,291,351	19,195,417	18,720,012
Cash and Due from Banks	231,711	269,153	279,420	260,167
Premises and Equipment, Net	199,144	198,508	199,695	199,021
Operating Lease Right-of-Use Assets	97,007	97,264	99,542	96,200
Accrued Interest Receivable	46,751	47,046	49,303	57,370
Foreclosed Real Estate	2,332	2,332	2,332	2,332
Mortgage Servicing Rights	22,099	21,473	19,652	21,887
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	293,230	292,805	291,480	291,231
Other Assets	437,146	420,734	435,293	429,752
Total Assets	$22,965,383	$22,672,183	$20,603,651	$20,109,489

Liabilities
Deposits
Noninterest-Bearing Demand	$7,111,693	$6,570,232	$5,749,612	$5,428,567
Interest-Bearing Demand	4,768,725	4,498,825	4,040,733	3,824,448
Savings	7,540,345	7,704,575	6,759,213	6,763,891
Time	1,072,915	1,396,077	1,662,063	1,721,977
Total Deposits	20,493,678	20,169,709	18,211,621	17,738,883
Securities Sold Under Agreements to Repurchase	450,490	550,490	600,590	602,106
Other Debt	10,414	10,437	60,481	60,502
Operating Lease Liabilities	104,452	105,380	107,412	103,869
Retirement Benefits Payable	49,802	50,260	51,197	43,505
Accrued Interest Payable	3,415	3,879	5,117	6,613
Taxes Payable and Deferred Taxes	9,815	11,844	2,463	12,124
Other Liabilities	246,208	186,653	190,263	180,148
Total Liabilities	21,368,274	21,088,652	19,229,144	18,747,750
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued and outstanding: September 30, 2021 and June 30, 2021 - 180,000 shares)	180,000	180,000	-	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2021 - 58,559,089 / 40,305,801;
June 30, 2021 - 58,557,754 / 40,465,482; December 31, 2020 - 58,285,624 / 40,119,312;
and September 30, 2020 - 58,248,690 / 40,060,675)	580	580	580	580
Capital Surplus	598,341	594,261	591,360	588,632
Accumulated Other Comprehensive Income (Loss)	(48,568)	(41,468)	7,822	14,399
Retained Earnings	1,916,861	1,884,431	1,811,979	1,797,763
Treasury Stock, at Cost (Shares: September 30, 2021 - 18,253,288; June 30, 2021 - 18,092,272;
December 31, 2020 - 18,166,312; and September 30, 2020 - 18,188,015)	(1,050,105)	(1,034,273)	(1,037,234)	(1,039,635)
Total Shareholders' Equity	1,597,109	1,583,531	1,374,507	1,361,739
Total Liabilities and Shareholders' Equity	$22,965,383	$22,672,183	$20,603,651	$20,109,489

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accum.
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	-	-	189,535	-	189,535
Other Comprehensive Loss	-	-	-	-	-	(56,390)	-	-	(56,390)
Share-Based Compensation	-	-	-	-	9,658	-	-	-	9,658
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	466,265	-	1,836	-	(1,218)	10,541	11,159
Common Stock Repurchased	-	-	(279,776)	-	-	-	-	(23,412)	(23,412)
Cash Dividends Declared Common Stock ($2.04 per share)	-	-	-	-	-	-	(82,429)	-	(82,429)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(1,006)	-	(1,006)
Balance as of September 30, 2021	180,000	$180,000	40,305,801	$580	$598,341	$(48,568)	$1,916,861	$(1,050,105)	$1,597,109

Balance as of December 31, 2019	-	$-	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	-	-	-	-	-	-	111,490	-	111,490
Other Comprehensive Income	-	-	-	-	-	45,511	-	-	45,511
Cumulative Change in Accounting Principle	-	-	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	-	-	5,347	-	-	-	5,347
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	222,682	1	719	-	1,762	4,878	7,360
Common Stock Repurchased	-	-	(201,702)	-	-	-	-	(17,897)	(17,897)
Cash Dividends Declared Common Stock ($2.01 per share)	-	-	-	-	-	-	(80,536)	-	(80,536)
Balance as of September 30, 2020	-	$-	40,060,675	$580	$588,632	$14,399	$1,797,763	$(1,039,635)	$1,361,739

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2021			June 30, 2021			September 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.2	$-	0.23%	$2.2	$-	0.04%	$2.6	$-	0.45%
Funds Sold	999.5	0.4	0.15	946.2	0.3	0.11	584.2	0.1	0.10
Investment Securities
Available-for-Sale
Taxable	4,454.9	16.3	1.46	4,290.8	16.3	1.53	2,918.6	14.3	1.96
Non-Taxable	10.1	0.1	4.34	12.3	0.1	4.27	25.8	0.3	4.22
Held-to-Maturity
Taxable	4,294.6	16.5	1.53	3,496.2	13.4	1.53	3,257.7	15.7	1.93
Non-Taxable	64.8	0.4	2.37	41.5	0.3	2.53	54.1	0.4	2.66
Total Investment Securities	8,824.4	33.3	1.51	7,840.8	30.1	1.54	6,256.2	30.7	1.96
Loans Held for Sale	24.6	0.2	2.80	25.7	0.2	2.86	15.9	0.1	3.24
Loans and Leases [1]
Commercial and Industrial	1,644.8	17.0	4.09	1,934.5	16.8	3.49	1,917.0	14.1	2.93
Commercial Mortgage	2,952.7	21.9	2.94	2,883.5	21.3	2.96	2,722.3	21.7	3.18
Construction	289.9	2.5	3.38	285.6	2.6	3.66	234.0	2.1	3.60
Commercial Lease Financing	109.3	0.4	1.58	105.7	0.4	1.54	110.7	0.5	1.82
Residential Mortgage	4,253.2	34.8	3.27	4,234.3	35.6	3.35	3,988.7	36.7	3.68
Home Equity	1,621.4	12.2	2.97	1,573.4	12.1	3.09	1,625.2	14.1	3.45
Automobile	718.7	6.2	3.41	710.4	6.1	3.45	708.3	6.4	3.59
Other [2]	368.3	5.7	6.16	368.9	6.0	6.53	433.6	7.6	6.96
Total Loans and Leases	11,958.3	100.7	3.35	12,096.3	100.9	3.34	11,739.8	103.2	3.50
Other	31.5	0.2	2.02	32.3	0.2	2.26	33.3	0.2	1.81
Total Earning Assets [3]	21,841.5	134.8	2.45	20,943.5	131.7	2.52	18,632.0	134.3	2.88
Cash and Due from Banks	252.2			256.1			234.3
Other Assets	899.3			874.0			874.8
Total Assets	$22,993.0			$22,073.6			$19,741.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,707.1	0.7	0.06	$4,452.4	0.7	0.07	$3,465.5	0.4	0.04
Savings	7,687.0	1.8	0.09	7,533.0	1.8	0.09	6,886.0	1.7	0.10
Time	1,267.0	1.4	0.44	1,418.4	1.7	0.47	1,568.3	3.8	0.97
Total Interest-Bearing Deposits	13,661.1	3.9	0.11	13,403.8	4.2	0.12	11,919.8	5.9	0.20
Securities Sold Under Agreements to Repurchase	547.8	3.4	2.45	570.3	3.5	2.41	602.9	3.6	2.35
Other Debt	10.4	0.2	7.04	30.2	0.2	3.22	60.5	0.3	2.22
Total Interest-Bearing Liabilities	14,219.3	7.5	0.21	14,004.3	7.9	0.22	12,583.2	9.8	0.31
Net Interest Income		$127.3			$123.8			$124.5
Interest Rate Spread			2.24%			2.30%			2.57%
Net Interest Margin			2.32%			2.37%			2.67%
Noninterest-Bearing Demand Deposits	6,812.7			6,294.5			5,350.4
Other Liabilities	362.9			361.9			439.7
Shareholders' Equity	1,598.1			1,412.9			1,367.8
Total Liabilities and Shareholders' Equity	$22,993.0			$22,073.6			$19,741.1

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $315,000, $269,000, and $295,000 for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis					Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2021			September 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.9	$-	0.44%	$2.2	$-	0.76%
Funds Sold	833.7	0.8	0.12	428.3	0.8	0.24
Investment Securities
Available-for-Sale
Taxable	4,252.9	48.4	1.52	2,745.7	45.1	2.19
Non-Taxable	11.5	0.4	4.29	30.1	1.0	4.37
Held-to-Maturity
Taxable	3,728.9	42.9	1.53	3,084.4	51.0	2.21
Non-Taxable	48.2	0.9	2.46	54.4	1.1	2.66
Total Investment Securities	8,041.5	92.6	1.54	5,914.6	98.2	2.21
Loans Held for Sale	25.5	0.5	2.81	20.8	0.5	3.35
Loans and Leases [1]
Commercial and Industrial	1,826.9	48.1	3.52	1,763.9	45.2	3.43
Commercial Mortgage	2,894.5	64.5	2.98	2,631.9	69.2	3.51
Construction	280.0	7.3	3.51	234.3	7.1	4.04
Commercial Lease Financing	107.1	1.2	1.52	111.0	1.6	1.88
Residential Mortgage	4,211.8	106.2	3.36	3,941.3	109.5	3.70
Home Equity	1,596.4	36.9	3.09	1,656.8	43.6	3.51
Automobile	712.5	18.4	3.46	710.2	19.0	3.57
Other [2]	373.2	18.1	6.48	460.8	23.9	6.93
Total Loans and Leases	12,002.4	300.7	3.35	11,510.2	319.1	3.70
Other	32.4	0.5	2.17	33.9	0.5	1.95
Total Earning Assets [3]	20,938.4	395.1	2.52	17,910.0	419.1	3.12
Cash and Due from Banks	259.6			271.7
Other Assets	881.2			871.9
Total Assets	$22,079.2			$19,053.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,450.6	2.0	0.06	$3,268.1	1.9	0.08
Savings	7,414.6	5.0	0.09	6,693.9	11.0	0.22
Time	1,437.1	5.3	0.49	1,712.2	15.2	1.19
Total Interest-Bearing Deposits	13,302.3	12.3	0.12	11,674.2	28.1	0.32
Short-Term Borrowings	0.8	-	0.09	38.3	0.2	0.52
Securities Sold Under Agreements to Repurchase	572.7	10.4	2.40	603.4	11.6	2.54
Other Debt	33.5	0.8	3.03	62.6	1.4	2.90
Total Interest-Bearing Liabilities	13,909.3	23.5	0.22	12,378.5	41.3	0.44
Net Interest Income		$371.6			$377.8
Interest Rate Spread			2.30%			2.68%
Net Interest Margin			2.37%			2.82%
Noninterest-Bearing Demand Deposits	6,316.8			4,917.4
Other Liabilities	389.5			413.3
Shareholders' Equity	1,463.6			1,344.4
Total Liabilities and Shareholders' Equity	$22,079.2			$19,053.6

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $836,000 and $1,010,000 for the nine months ended September 30, 2021 and September 30, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2021
	Compared to June 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$-	$0.1	$0.1
Investment Securities
Available-for-Sale
Taxable	0.6	(0.6)	-
Held-to-Maturity
Taxable	3.1	-	3.1
Non-Taxable	0.1	-	0.1
Total Investment Securities	3.8	(0.6)	3.2
Loans and Leases
Commercial and Industrial	(4.0)	4.2	0.2
Commercial Mortgage	0.7	(0.1)	0.6
Construction	0.1	(0.2)	(0.1)
Commercial Lease Financing	0.1	(0.1)	-
Residential Mortgage	0.2	(1.0)	(0.8)
Home Equity	0.5	(0.4)	0.1
Automobile	0.1	-	0.1
Other [2]	-	(0.3)	(0.3)
Total Loans and Leases	(2.3)	2.1	(0.2)
Total Change in Interest Income	1.5	1.6	3.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(0.1)	-
Time	(0.2)	(0.1)	(0.3)
Total Interest-Bearing Deposits	(0.1)	(0.2)	(0.3)
Securities Sold Under Agreements to Repurchase	(0.1)	-	(0.1)
Other Debt	(0.2)	0.2	-
Total Change in Interest Expense	(0.4)	-	(0.4)

Change in Net Interest Income	$1.9	$1.6	$3.5

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2021
	Compared to September 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.2	$0.1	$0.3
Investment Securities
Available-for-Sale
Taxable	6.3	(4.3)	2.0
Non-Taxable	(0.2)	-	(0.2)
Held-to-Maturity
Taxable	4.4	(3.6)	0.8
Non-Taxable	0.1	(0.1)	-
Total Investment Securities	10.6	(8.0)	2.6
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	(2.1)	5.0	2.9
Commercial Mortgage	1.8	(1.6)	0.2
Construction	0.5	(0.1)	0.4
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	2.3	(4.2)	(1.9)
Home Equity	-	(1.9)	(1.9)
Automobile	0.1	(0.3)	(0.2)
Other [2]	(1.1)	(0.8)	(1.9)
Total Loans and Leases	1.5	(4.0)	(2.5)
Total Change in Interest Income	12.4	(11.9)	0.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	0.1	0.3
Savings	0.2	(0.1)	0.1
Time	(0.6)	(1.8)	(2.4)
Total Interest-Bearing Deposits	(0.2)	(1.8)	(2.0)
Securities Sold Under Agreements to Repurchase	(0.3)	0.1	(0.2)
Other Debt	(0.4)	0.3	(0.1)
Total Change in Interest Expense	(0.9)	(1.4)	(2.3)

Change in Net Interest Income	$13.3	$(10.5)	$2.8

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2021
	Compared to September 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.5	$(0.5)	$-
Investment Securities
Available-for-Sale
Taxable	19.9	(16.6)	3.3
Non-Taxable	(0.6)	-	(0.6)
Held-to-Maturity
Taxable	9.4	(17.5)	(8.1)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	28.6	(34.2)	(5.6)
Loans Held for Sale	0.1	(0.1)	-
Loans and Leases
Commercial and Industrial	6.4	(3.5)	2.9
Commercial Mortgage	6.5	(11.2)	(4.7)
Construction	1.2	(1.0)	0.2
Commercial Lease Financing	(0.1)	(0.3)	(0.4)
Residential Mortgage	7.2	(10.5)	(3.3)
Home Equity	(1.5)	(5.2)	(6.7)
Automobile	-	(0.6)	(0.6)
Other [2]	(4.3)	(1.5)	(5.8)
Total Loans and Leases	15.4	(33.8)	(18.4)
Total Change in Interest Income	44.6	(68.6)	(24.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.6	(0.5)	0.1
Savings	1.1	(7.1)	(6.0)
Time	(2.1)	(7.8)	(9.9)
Total Interest-Bearing Deposits	(0.4)	(15.4)	(15.8)
Short Term Borrowings	(0.1)	(0.1)	(0.2)
Securities Sold Under Agreements to Repurchase	(0.6)	(0.6)	(1.2)
Other Debt	(0.7)	0.1	(0.6)
Total Change in Interest Expense	(1.8)	(16.0)	(17.8)

Change in Net Interest Income	$46.4	$(52.6)	$(6.2)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Salaries	$34,676	$33,413	$34,046	$99,658	$100,271
Incentive Compensation	4,677	5,172	2,683	15,763	6,069
Share-Based Compensation	3,335	3,174	1,442	9,093	4,754
Commission Expense	1,772	2,599	1,800	6,807	4,821
Retirement and Other Benefits	4,746	5,289	4,164	15,552	13,316
Payroll Taxes	2,825	3,026	2,624	9,819	9,949
Medical, Dental, and Life Insurance	3,222	3,204	3,422	8,850	11,394
Separation Expense	1,194	284	1,770	3,317	6,555
Total Salaries and Benefits	$56,447	$56,161	$51,951	$168,859	$157,129

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2021	2021	2021	2020	2020
Commercial
Commercial and Industrial	$1,325,446	$1,257,305	$1,288,496	$1,357,610	$1,376,843
PPP [1]	268,480	513,513	725,485	517,683	531,639
Commercial Mortgage	2,994,520	2,944,435	2,859,246	2,854,829	2,745,611
Construction	296,052	277,393	281,164	259,798	250,943
Lease Financing	107,526	110,500	104,980	110,766	111,831
Total Commercial	4,992,024	5,103,146	5,259,371	5,100,686	5,016,867
Consumer
Residential Mortgage	4,272,540	4,264,180	4,216,976	4,130,513	4,044,228
Home Equity	1,680,229	1,594,781	1,577,500	1,604,538	1,605,486
Automobile	727,234	714,729	710,407	708,800	709,937
Other [2]	400,723	364,542	376,449	395,483	417,090
Total Consumer	7,080,726	6,938,232	6,881,332	6,839,334	6,776,741
Total Loans and Leases	$12,072,750	$12,041,378	$12,140,703	$11,940,020	$11,793,608

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2021	2021	2021	2020	2020
Consumer	$10,150,199	$9,848,285	$9,746,713	$9,347,725	$8,903,808
Commercial	8,767,733	8,675,909	8,241,102	7,302,832	7,159,531
Public and Other	1,575,746	1,645,515	1,568,836	1,561,064	1,675,544
Total Deposits	$20,493,678	$20,169,709	$19,556,651	$18,211,621	$17,738,883

[1] The PPP amounts presented, which are reported net of deferred costs and fees, were previously included as a component of the Commercial and Industrial loan class.
[2] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2021	2021	2021	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$209	$258	$293	$441	$475
Commercial Mortgage	8,309	8,413	8,503	8,527	8,615
Total Commercial	8,518	8,671	8,796	8,968	9,090
Consumer
Residential Mortgage	4,348	2,437	1,804	3,223	3,543
Home Equity	5,422	5,534	4,951	3,958	3,661
Total Consumer	9,770	7,971	6,755	7,181	7,204
Total Non-Accrual Loans and Leases	18,288	16,642	15,551	16,149	16,294
Foreclosed Real Estate	2,332	2,332	2,332	2,332	2,332
Total Non-Performing Assets	$20,620	$18,974	$17,883	$18,481	$18,626

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$-	$9	$-	$-
Total Consumer	-	-	9	-	-
Consumer
Residential Mortgage	$4,776	$4,069	$4,069	$5,274	$6,607
Home Equity	2,946	4,498	4,906	3,187	2,571
Automobile	395	277	604	925	156
Other [1]	593	434	828	1,160	258
Total Consumer	8,710	9,278	10,407	10,546	9,592
Total Accruing Loans and Leases Past Due 90 Days or More	$8,710	$9,278	$10,416	$10,546	$9,592
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$62,787	$74,926	$74,216	$68,065	$58,650
Total Loans and Leases	$12,072,750	$12,041,378	$12,140,703	$11,940,020	$11,793,608

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.15%	0.14%	0.13%	0.14%	0.14%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.17%	0.16%	0.15%	0.15%	0.16%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.17%	0.17%	0.17%	0.18%	0.18%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.17%	0.15%	0.13%	0.14%	0.14%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.24%	0.23%	0.23%	0.24%	0.24%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$18,974	$17,883	$18,481	$18,626	$22,701
Additions	3,171	2,229	2,992	434	938
Reductions
Payments	(889)	(722)	(2,481)	(490)	(3,729)
Return to Accrual Status	(606)	(416)	(1,014)	-	(1,035)
Sales of Foreclosed Real Estate	-	-	-	-	(175)
Charge-offs/Write-downs	(30)	-	(95)	(89)	(74)
Total Reductions	(1,525)	(1,138)	(3,590)	(579)	(5,013)
Balance at End of Quarter	$20,620	$18,974	$17,883	$18,481	$18,626

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$186,371	$203,779	175,958	$221,303	116,849

CECL Adoption (Day 1) Impact	-	-	-	-	(5,072)

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(196)	(456)	(171)	(900)	(1,520)
Consumer
Residential Mortgage	(197)	(115)	-	(316)	(84)
Home Equity	(289)	(107)	(43)	(412)	(316)
Automobile	(576)	(1,209)	(489)	(3,894)	(6,103)
Other [1]	(2,187)	(2,422)	(1,644)	(8,523)	(9,784)
Total Loans and Leases Charged-Off	(3,445)	(4,309)	(2,347)	(14,045)	(17,807)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	118	144	231	374	2,044
Commercial Mortgage	-	-	-	-	40
Consumer
Residential Mortgage	173	481	414	1,609	795
Home Equity	216	527	727	1,276	2,024
Automobile	943	1,172	1,313	3,034	2,865
Other [1]	802	801	1,119	2,459	2,645
Total Recoveries on Loans and Leases Previously Charged-Off	2,252	3,125	3,804	8,752	10,413
Net Recovered (Charged-Off) - Loans and Leases	(1,193)	(1,184)	1,457	(5,293)	(7,394)
Net Charged-Off - Accrued Interest Receivable	(70)	(124)	-	(502)
Provision for Credit Losses:
Loans and Leases	(11,272)	(16,774)	28,600	(43,039)	102,600
Accrued Interest Receivable	(703)	(828)	-	(1,531)	-
Unfunded Commitments	1,575	1,502	(202)	3,770	(1,170)
Balance at End of Period [2]	$174,708	$186,371	$205,813	$174,708	$205,813

Components
Allowance for Credit Losses - Loans and Leases	$167,920	180,385	203,496	$167,920	203,496
Allowance for Credit Losses - Accrued Interest Receivable	667	1,440	-	667	-
Reserve for Unfunded Commitments	6,121	4,546	2,317	6,121	2,317
Total Reserve for Credit Losses	$174,708	$186,371	$205,813	$174,708	$205,813

Average Loans and Leases Outstanding	$11,958,321	$12,096,308	$11,739,785	$12,002,426	$11,510,222

Ratio of Net Loans and Leases Charged-Off (Recovered) to
Average Loans and Leases Outstanding (annualized)	0.04%	0.04%	-0.05%	0.06%	0.09%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [3]	1.39%	1.50%	1.73%	1.39%	1.73%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.
[3] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended September 30, 2021
Net Interest Income	$72,062	$50,088	$4,669	$126,819
Provision for Credit Losses	1,235	(42)	(11,593)	(10,400)
Net Interest Income After Provision for Credit Losses	70,827	50,130	16,262	137,219
Noninterest Income	32,046	7,906	1,426	41,378
Noninterest Expense	(71,377)	(15,924)	(9,218)	(96,519)
Income Before Income Taxes	31,496	42,112	8,470	82,078
Provision for Income Taxes	(8,001)	(10,373)	(1,651)	(20,025)
Net Income	$23,495	$31,739	$6,819	$62,053
Total Assets as of September 30, 2021	$7,530,513	$5,087,831	$10,347,039	$22,965,383

Three Months Ended September 30, 2020
Net Interest Income	$73,868	$47,797	$2,501	$124,166
Provision for Credit Losses	(1,372)	(85)	30,057	28,600
Net Interest Income (Loss) After Provision for Credit Losses	75,240	47,882	(27,556)	95,566
Noninterest Income	31,776	7,672	2,286	41,734
Noninterest Expense	(69,408)	(15,430)	(5,111)	(89,949)
Income (Loss) Before Income Taxes	37,608	40,124	(30,381)	47,351
Provision for Income Taxes	(9,627)	(9,784)	9,900	(9,511)
Net Income (Loss)	$27,981	$30,340	$(20,481)	$37,840
Total Assets as of September 30, 2020	$7,383,822	$5,027,836	$7,697,831	$20,109,489

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2021
Net Interest Income	$212,991	$146,269	$11,642	$370,902
Provision for Credit Losses	5,088	205	(46,093)	(40,800)
Net Interest Income After Provision for Credit Losses	207,903	146,064	57,735	411,702
Noninterest Income	98,344	22,339	8,096	128,779
Noninterest Expense	(222,426)	(47,343)	(22,142)	(291,911)
Income Before Income Taxes	83,821	121,060	43,689	248,570
Provision for Income Taxes	(20,840)	(29,634)	(8,561)	(59,035)
Net Income	$62,981	$91,426	$35,128	$189,535
Total Assets as of September 30, 2021	$7,530,513	$5,087,831	$10,347,039	$22,965,383

Nine Months Ended September 30, 2020
Net Interest Income	$221,003	$144,253	$11,567	$376,823
Provision for Credit Losses	8,215	(819)	95,204	102,600
Net Interest Income (Loss) After Provision for Credit Losses	212,788	145,072	(83,637)	274,223
Noninterest Income	93,309	26,483	19,359	139,151
Noninterest Expense	(210,744)	(47,552)	(16,857)	(275,153)
Income (Loss) Before Income Taxes	95,353	124,003	(81,135)	138,221
Provision for Income Taxes	(24,235)	(30,278)	27,782	(26,731)
Net Income (Loss)	$71,118	$93,725	$(53,353)	$111,490
Total Assets as of September 30, 2020	$7,383,822	$5,027,836	$7,697,831	$20,109,489

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2021	2020	2020
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$100,570	$100,894	$99,299	$98,471	$103,189
Income on Investment Securities
Available-for-Sale	16,396	16,467	15,837	15,449	14,558
Held-to-Maturity	16,754	13,576	13,300	14,113	15,967
Deposits	2	-	7	1	3
Funds Sold	382	260	137	115	149
Other	159	182	185	167	151
Total Interest Income	134,263	131,379	128,765	128,316	134,017
Interest Expense
Deposits	3,837	4,152	4,329	4,861	5,891
Securities Sold Under Agreements to Repurchase	3,423	3,470	3,533	3,614	3,622
Funds Purchased	-	-	1	5	-
Short-Term Borrowings	-	-	-	-	1
Other Debt	184	243	333	337	337
Total Interest Expense	7,444	7,865	8,196	8,817	9,851
Net Interest Income	126,819	123,514	120,569	119,499	124,166
Provision for Credit Losses	(10,400)	(16,100)	(14,300)	15,200	28,600
Net Interest Income After Provision for Credit Losses	137,219	139,614	134,869	104,299	95,566
Noninterest Income
Trust and Asset Management	11,415	11,682	11,278	11,239	10,752
Mortgage Banking	3,136	3,058	5,862	6,851	4,047
Service Charges on Deposit Accounts	6,510	6,065	6,128	6,335	6,027
Fees, Exchange, and Other Service Charges	13,604	13,807	13,607	12,143	12,296
Investment Securities Gains (Losses), Net	(1,259)	2,423	(1,203)	(1,193)	(1,121)
Annuity and Insurance	735	911	702	670	881
Bank-Owned Life Insurance	1,897	2,063	1,917	2,353	1,806
Other	5,340	4,422	4,679	6,860	7,046
Total Noninterest Income	41,378	44,431	42,970	45,258	41,734
Noninterest Expense
Salaries and Benefits	56,447	56,161	56,251	50,200	51,951
Net Occupancy	3,079	5,047	9,090	14,536	7,281
Net Equipment	8,924	8,796	8,878	9,574	9,223
Data Processing	4,722	4,557	6,322	4,604	4,691
Professional Fees	2,948	3,114	3,406	3,174	2,743
FDIC Insurance	1,594	1,669	1,654	1,484	1,282
Other	18,805	17,183	13,264	15,082	12,778
Total Noninterest Expense	96,519	96,527	98,865	98,654	89,949
Income Before Provision for Income Taxes	82,078	87,518	78,974	50,903	47,351
Provision for Income Taxes	20,025	19,985	19,025	8,589	9,511
Net Income	$62,053	$67,533	$59,949	$42,314	$37,840
Preferred Stock Dividends	1,006	-	-	-	-
Net Income Available to Common Shareholders	$61,047	$67,533	$59,949	$42,314	$37,840

Basic Earnings Per Common Share	$1.53	$1.69	$1.51	$1.06	$0.95
Diluted Earnings Per Common Share	$1.52	$1.68	$1.50	$1.06	$0.95

Balance Sheet Totals
Loans and Leases	$12,072,750	$12,041,378	$12,140,703	$11,940,020	$11,793,608
Total Assets	22,965,383	22,672,183	21,947,271	20,603,651	20,109,489
Total Deposits	20,493,678	20,169,709	19,556,651	18,211,621	17,738,883
Total Shareholders' Equity	1,597,109	1,583,531	1,360,221	1,374,507	1,361,739

Performance Ratios
Return on Average Assets	1.07%	1.23%	1.15%	0.83%	0.76%
Return on Average Shareholders' Equity	15.41	19.17	17.65	12.26	11.01
Return on Average Common Equity	17.08	19.61	17.65	12.26	11.01
Efficiency Ratio [1]	57.38	57.47	60.45	59.88	54.22
Net Interest Margin [2]	2.32	2.37	2.43	2.48	2.67

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2021		December 31, 2020		December 31, 2019
Hawaii Economic Trends
State General Fund Revenues [1]	$5,325.4	21.2%	$6,415.1	(12.3)%	$7,316.5	5.5%
General Excise and Use Tax Revenue [1]	$2,367.9	11.6%	$3,038.8	(15.6)%	$3,602.2	5.1%
Jobs [2]	601.8		588.2		659.7

				August 31,	December 31,
(spot rates)				2021	2020	2019
Unemployment [3]
Statewide				7.0%	10.3%	2.1%

Oahu				6.0	9.3	2.0
Island of Hawaii				6.6	10.1	2.5
Maui				8.5	14.3	2.0
Kauai				8.9	13.9	2.1

			September 30,	December 31,
(percentage change, except months of inventory)			2021	2020	2019	2018
Housing Trends (Single Family Oahu) [4]
Median Home Price			20.2%	5.2%	(0.1)%	4.6%
Home Sales Volume (units)			24.2%	2.3%	3.9%	(7.7)%
Months of Inventory			1.2	1.4	2.5	2.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2021				722.4		3,133.1
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.6		(90.4)
September 30, 2020				18.9		(97.4)
August 31, 2020				22.3		(97.6)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				952.4		5.8
November 30, 2019				809.1		3.9
October 31, 2019				796.2		4.3
September 30, 2019				738.2		3.1
August 31, 2019				926.4		9.6
July 31, 2019				995.2		5.9
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: UHERO
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority